TOUCHSTONE VARIABLE SERIES TRUST

Touchstone Conservative ETF Fund
Touchstone Moderate ETF Fund
Touchstone Aggressive ETF Fund
(together, the “ETF Funds” or the “Target Funds”)

Supplement dated November 25, 2020 to the Prospectus and
Statement of Additional Information ("SAI") dated April 30, 2020, as supplemented

IMPORTANT NOTICE REGARDING CHANGES TO THE ETF FUNDS

Proposed Reorganizations

At a meeting of the Board of Trustees (the "Board") of Touchstone Variable Series Trust (the "Trust") held on November 19, 2020, Touchstone Advisors, Inc. ("Touchstone") proposed, and the Board approved, the reorganization of each of the Touchstone Conservative ETF Fund, Touchstone Moderate ETF Fund, and Touchstone Aggressive ETF Fund, each a series of the Trust, into a newly created SC share class of the Touchstone Balanced Fund (the "Acquiring Fund" and together with the Target Funds, the "Funds"), also a series of the Trust (each, a “Reorganization” and together, the "Reorganizations").

In making its decision, the Board considered the recommendation of Touchstone, the Funds’ investment advisor, that the Reorganizations were advisable to, among other reasons, provide potential efficiencies and economies of scale for the Funds. A joint special meeting of shareholders of the Target Funds is expected to be held on or about April 7, 2021 (the "Special Meeting"), at which shareholders of each Target Fund will be asked to vote on the proposal to approve its respective Reorganization. The Reorganizations are expected to be tax-free for U.S. federal income tax purposes. The Reorganizations are not contingent upon one another.

Under the terms of each Agreement and Plan of Reorganization (each, a “Plan”), each Target Fund would transfer all of its assets to the Acquiring Fund in exchange for the newly created Class SC shares of the Acquiring Fund. The Acquiring Fund would also assume substantially all of the Target Fund’s liabilities. Class SC shares of the Acquiring Fund would then be distributed to the Target Fund's shareholders, and the Target Funds would be terminated.

Prior to the Reorganizations, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of the Target Funds.

A proxy statement/prospectus containing more information regarding the Reorganizations will be mailed to Target Fund shareholders on or about February 27, 2021. If the Reorganizations are approved at the Special Meeting and subject to additional conditions required by the Plan, the Reorganizations are expected to be completed on or about April 16, 2021. Shareholders of the Target Funds will not pay any sales load, commission, or other similar fee in connection with the Acquiring Fund shares received in the Reorganization. Expenses associated with the Reorganizations will be borne by Touchstone.
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Changes to the Acquiring Fund

At the same Board meeting, the Board approved the launch of Class SC shares of the Acquiring Fund. This share class is expected to launch in the second quarter of 2021, prior to the Reorganizations. Touchstone has agreed to waive a portion of its fees or reimburse certain Acquiring Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Acquiring Fund's liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Acquiring Fund operating expenses to 0.79% of average daily net assets for both the new Class SC shares and the existing Class I shares of the Acquiring Fund. As noted herein, the Target Funds will be reorganized into the new Class SC shares of the Acquiring Fund.

More About the Funds

The Funds have similar investment goals of seeking a combination of capital appreciation and income, with the exception of the Aggressive ETF Fund, which has an investment goal solely to seek capital appreciation. The principal investment strategies and investment restrictions are similar for each Fund with each Fund allocating a portion of its portfolio to equity investments and a portion to fixed income investments. Following the Reorganizations, the shareholders of the Target Funds would continue to have exposure to an asset allocation fund that invests in a mixture of equity and fixed income. The Target Funds are each sub-advised by Wilshire Associates Incorporated, while the Acquiring Fund is sub-advised by Fort Washington Investment Advisors, Inc., an affiliate of Touchstone.

For more information about the Acquiring Fund, see its prospectus and SAI dated April 30, 2020, as supplemented. You can obtain a copy of the prospectus or SAI by visiting the website at TouchstoneInvestments.com, by calling 1.800.543.0407, or by writing the Trust at P.O. Box 9878, Providence, RI 02940-8078.

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The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganizations, nor is it a solicitation of any proxy. For important information regarding the Target Funds or the Acquiring Fund, or to receive a free copy of the proxy statement/prospectus, once it is available, please contact your financial advisor or Touchstone at 800.543.0407. The proxy statement/prospectus will contain important information about Fund goals, strategies, fees, expenses, risks, and the Board’s considerations in approving the Reorganizations. The proxy statement/prospectus also will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully before voting on the respective Reorganization.

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Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-1006-TVST-S2-2011